STOCK PURCHASE AGREEMENT

                                     BETWEEN

                                LARRY W. KARKELA,
                                     SELLER,

                                       AND

                                HEARTLAND, INC.,
                                      BUYER

     THIS AGREEMENT is made and entered into effective December 30, 2004, by and between Larry W. Karkela, a Minnesota resident, (hereinafter referred to as "Seller") and Heartland, Inc., a Maryland corporation, (hereinafter referred to as "Buyer").

     WHEREAS, Seller is the owner of all outstanding shares of Karkela Construction, Inc., a Minnesota corporation (the "Company"); and

     WHEREAS, Buyer wishes to acquire the Company on the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual promises, warranties, conditions and mutual covenants contained in this Agreement, the parties agree as follows:

Section 1.    Sale of Shares.
---------     --------------

     Seller shall convey to Buyer 1,000 shares of common stock of the Company (the "Purchased Shares") and shall endorse and deliver all certificates representing said Purchased Shares to Buyer at Closing.

Section 2.     Purchase Price.
---------      --------------

     The purchase price for the Purchased Shares shall be Three Million Dollars ($3,000,000.00), payable as follows:

     A. Down Payment. One Hundred Thousand and No/100 Dollars ($100,000.00) in certified funds, due at Closing. A short term Promissory Note for Fifty Thousand and No/100 Dollars ($50,000.00) due on or before January 31, 2005.

     B. Promissory Note. One Million Three Hundred Fifty Thousand Dollars ($1,350,000.00), in a promissory note due on or before March 31, 2005 (the "Note"). The Note shall be interest free so long as it is paid when due. If it is not paid when due, interest shall be due from the Date of Closing to the date of actual payment at eight percent (8%) per annum simple interest, compounding annually. The Note shall be paid in certified or other immediately available funds.

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

     C. Stock. Five hundred thousand (500,000) shares of common stock of Buyer, issued by Buyer to Seller at Closing (the "New Stock"). Should the common stock of Buyer not be trading at a minimum of Four Dollars ($4.00) per share twelve (12) months after Closing (the "Adjustment Date"), then Seller shall be compensated for the difference in additional registered stock. The amount of additional stock to be issued shall be calculated as follows: the value of the New Stock shall be calculated by multiplying 500,000 by the per share trading price of Buyer's common stock on the Adjustment Date. The result shall then be subtracted from $2,000,000. The result shall then be divided by the per share trading price of Buyer's common stock on the Adjustment Date. The result shall be the number of additional shares to be issued to Seller. Said shares shall be issued within ten (10) days of the Adjustment Date. Buyer's shares will be unregistered. Seller may not sell or transfer such shares (except to a Revocable Trust whose Grantor and Trustee is the Seller) for a period of twelve
          (12) months from the date of issuance.

     D. Purchase Price Adjustment From Financial Review. Buyer shall conduct a thorough and complete financial review and cause the necessary audited financials solely at Buyer's expense to be prepared which may be required to comply with Buyer's securities filing obligations. In the event there is a downward cumulative adjustment in the reported Gross Profit of the Company of more than Five Percent (5.0%) or a downward adjustment in the reported Retained Earnings of the Company of more than Ten Percent (10%) the Buyer may make a corresponding downward adjustment in the total purchase price for the stock of the Company. Such adjustment shall be made to the stock issued the Seller under
          (C), above. In the event the proposed adjustment of the number of shares exceeds Two Hundred Thousand (200,000) shares the Seller shall have the option of repurchasing the Company by tendering the Note and Stock received from Buyer and receiving from the Buyer the shares of the Company transferred at Closing. Seller shall be entitled to retain the cash Down Payment received as liquidated damages for the costs and disruption the transaction caused to the Company, its employees, suppliers and customers.

Section 3.     Security Interest and Proxy.
---------      ---------------------------

     Buyer shall execute and deliver to Seller a security agreement granting Seller a first security interest in the Purchased Shares to secure the Note and all other obligations of Buyer hereunder (the "Security Agreement"). The Security interest granted appoints Seller as proxy (which appointment shall be coupled with Seller's security interest in the Purchased Shares and shall thus be irrevocable by Buyer) with the unrestricted right to vote the Purchased Shares until Buyer's obligations under the Note have been satisfied and stock adjustment under 2(C) have been completed and the stock issued.

Section 4.     Company Authority.
---------      -----------------

     The Company and Seller shall execute all documents necessary, including without limitation, corporate resolutions, and deliver to Buyer all documents, including Articles of Incorporation and Bylaws, necessary to establish the Company's authority to enter into this Agreement and any other agreements described herein.

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

Section 5.     Closing.
---------      -------

     The closing of this Agreement (the "Closing") shall take place at the offices of St.Peter Law Offices, P.A., 1901 Timberline Spur, Minnetonka, Minnesota, at 1:00 pm. on December 31, 2004 (the "Closing Date") or at such other time and location as the Parties may mutually agree. At Closing, Seller shall deliver to Buyer such certificates of shares and other instruments of transfer as may be necessary to transfer ownership to Buyer of good and marketable title to the Purchased Shares. All documents and papers to which the parties are entitled under this Agreement, unless otherwise specified herein, shall be delivered at Closing.

Section 6.     Representations and Warranties of Seller.
---------      ----------------------------------------

     Seller represents and warrants the following to Buyer with the intention that Buyer may rely upon the same. The purpose and general import of these representations and warranties are that Seller has made appropriate full disclosure to Buyer, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     A. Organization and Qualification. The Company is duly organized, in good standing, and duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     B. Corporate Authority. The Company has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     C. Ownership of Assets and Property. The Company has lawful title and ownership of its property as reported to Buyer, and as disclosed in its financial statements.

     D. Absence of Certain Changes or Events. There have been no material changes of circumstances or events regarding the Company, which have not been fully disclosed to Buyer. The Seller has declared a dividend payable to shareholders of record as of December 15, 2004 to be paid on or before January 5, 2005 in the amount of $200,000.00. Shareholder will be purchasing the Non Depreciable Asset an its appraised value upon receipt of the appraisal.

     E. Absence of Undisclosed Liabilities. The Company does not have, and has no reason to anticipate having, any material liabilities, which have not been disclosed to Buyer, in the financial statements or otherwise in writing. To secure bonding and working capital for the Company the Seller has personally guaranteed the bonding obligations of the Company and has personally guaranteed the line of credit in the amount of $500,000.00 obtained from BNC National Bank. These guarantees will be withdrawn upon the payment of the Promissory Note and the Buyer will be obligated to provide the additional security necessary to secure these financial facilities. The Company leases office space at its headquarters, for storage and for remote office from Larry W. Karkela at commercially reasonable rental rates. The Company does business with Karkela General Contractors, Inc., wholly owned by Seller. The Company maintains a Profit Sharing Plan for its Employees.

     F. Legal Proceedings. There are no legal, administrative, or regulatory proceedings, pending or suspected, regarding the Company, which have not been fully disclosed in writing to Buyer.

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

     G. No Breach of Other Agreements. This Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either Seller or the Company.

     H. Capital Stock. The capital of the Company consists of 200,000 authorized shares of common stock, no par value, of which 1,000 shares are issued to Seller. The 1,000 shares issued to Seller are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares and, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of the Company

Section 7.     Representations and Warranties of Buyer.
---------      ---------------------------------------

     Buyer represents and warrants the following to Seller with the intention that Seller may rely upon the same. The purpose and general import of these representations and warranties are Buyer has made appropriate full disclosure to Seller, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

     A. Organization and Qualification. Buyer is duly organized, in good standing, and duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

     B. Corporate Authority. Buyer has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

     C. Ownership of Assets and Property. Buyer has lawful title and ownership of its property as reported to Seller, and as disclosed in its financial statements.

     D. Absence of Certain Changes or Events. There have been no material changes of circumstances or events, which have not been fully disclosed to Seller.

     E. Absence of Undisclosed Liabilities. Buyer does not have, and has no reason to anticipate having, any material liabilities, which have not been disclosed to Seller, in the financial statements or otherwise in writing.

     F. Legal Proceedings. There are no legal, administrative, or regulatory proceedings, pending or suspected, which have not been fully disclosed in writing to Seller.

     G. No Breach of Other Agreements. This Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by Buyer.

     H. Capital Stock. The capital of Buyer consists of 100,000,000 authorized shares of common stock, $.001 par value, of which 15,200,000 shares are issued and outstanding as of the date of this Agreement and as of

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

          Closing, except as otherwise disclosed in writing, and 5,000,000 shares of preferred stock, $.001 par value, of which none are issued and outstanding as of the date of this Agreement and as of Closing, except as otherwise disclosed in writing. Said 15,200,000 shares of common stock are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares and, other than as represented in writing, there are no other securities, options, warrants or rights outstanding to acquire further shares of Buyer.

     I. Acknowledgment of Disclaimer of Profits. Buyer expressly acknowledges and agrees that Seller has not made any representation or warranty with respect to the future profitability or financial prospects of the Company after the Closing Date.

     J. Ability to Perform on Agreement. Buyer has the authority and ability to fully and timely perform on its obligations hereunder. Including but not limited to, payment on the Note, replacement of security to secure a working capital line of credit and appropriate bonding capacity to continue the growth of the company. Buyer acknowledged that the Company needs working capital in an amount of at least Ten Percent (10%) of the Gross Revenues of the Company.

Section 8.     Employment Matters.
---------      ------------------

     The Company has and will use its best efforts to keep available to Buyer the services of its present key employees and will work in good faith to implement a stock option plan to retain such key employees. The Company will continue the employment agreement of Seller and other key employees in full force and effect. The Company has obtained key employee insurance on the lives of its key employees. Seller shall have the option to cause the Company to transfer such insurance to Seller following payment on the Promissory Note. In the event the Company or its successor seeks to terminate or modify the key employee insurance policies in place at Closing, the affected employees shall have the option to have such policies transferred to them at the Company's costs of the policies as if the employee had retired from the Company. Seller and Buyer agree to negotiate in good faith a reasonable stock option plan to cover the key employees of the Company. At a minimum such a plan would provide for annual stock option grants to key employees in amounts at least equal to Ten Percent (10%) of W-2 compensation. Failure of the parties to implement such a plan on or before the Note payment date will provide the Seller an additional option to declare the Note in default, as if payment had not been made, and be governed by Section 11(D).

Section 9.     Confidentiality.
---------      ---------------

     "Confidential Information" means any information or compilation of information not generally known, which is proprietary to the parties, and includes, without limitation, trade secrets, inventions, and information pertaining to development, marketing, sales, accounting and licensing of the business products and services, customer information, customer lists, and any customer information contained in customer records, working papers or correspondence files and all financial information, including financial statements, notes thereto and information contained in federal and state tax returns. Information shall be treated as Confidential Information irrespective of its source and all information, which is identified as being "confidential", "trade secret", or is identified or marked with any similar reference shall be presumed to be Confidential Information. The Parties hereby agree to treat as confidential all Confidential Information of any Party received or learned by any other Party, whether or not Closing occurs. The obligations imposed by this section shall survive Closing.

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

Section 10.    Conditions to Closing; Abandonment of Transaction.
----------     -------------------------------------------------

     A. Conditions to Obligation of Buyer to Proceed on the Closing Date. The obligations of Buyer to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

          (1) Truth of Representations and Warranties. The representations and warranties of Seller herein shall be true in all material respects on the Closing Date with the same effect as though made at such time.

          (2) Compliance with Obligations. Seller shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

          (3) Review and Appraisal. Any appraisal obtained by Buyer at its expense of the Company and any real estate owned by the Company shall be satisfactory to Buyer. Buyer shall have reviewed the Company's books and records and found the same satisfactory.

          (4) Approval by Board. The Board of Directors of Buyer shall have determined that it is advisable and in the best interests of Buyer to proceed with the acquisition of the Company by Buyer, in accordance with Internal Revenue Code Section 354(a) and 368(b).

     B. Conditions to Obligations of Seller to Proceed on the Closing Date. The obligations of Seller to proceed on the Closing Date shall be subject (at its discretion) to the satisfaction, on or prior to the Closing, of all of the following conditions:

          (1) Truth of Representations and Warranties. The representations and warranties of Buyer herein shall be true in all material respects on the Closing Date with the same effect as though made at such time.

          (2) Compliance with Obligations. Buyer shall have performed all material obligations and complied with all material covenants and conditions prior to or as of the Closing Date.

          (3) Due Diligence. Seller shall be fully satisfied, in his sole discretion, with his due diligence review of Buyer.

     C. Conduct of Due Diligence. Buyer and Seller shall have furnished to each other all corporate and financial information which is customary and reasonable, to conduct their respective due diligence. If, as a result of their due diligence examination, either party determines that there is a reason to terminate this Agreement, they must give written notice to the other party prior to the Closing Date.

     D.   Termination  of  Agreement.   This  Agreement  and  the   transactions
          contemplated herein may be terminated at or prior to the Closing Date as follows:

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

          (1)  By mutual written consent of all parties.

          (2) By Buyer pursuant to written notice delivered at or prior to the Closing Date if Seller has failed in any material respect to satisfy all of the conditions to Closing set forth in this Agreement or any condition precedent to Buyer's obligation to close has not been satisfied or waived.

          (3) By Seller pursuant to written notice delivered at or prior to the Closing Date if Buyer has failed in any material respect to satisfy the conditions to Closing set forth in this Agreement or any condition precedent to Seller's obligation to close has not been satisfied or waived.

          (4) By any party if the party shall have determined in its sole discretion that because of the institution or threatened institution of litigation, or for any other reason, it is inadvisable to consummate the transaction provided for herein.

     E. Consequences of Termination. In the event of termination of this Agreement, each party will return to the other all documents and materials obtained from the other in connection with the transaction contemplated by this Agreement and shall not use and will keep confidential all Confidential Information about the other party obtained pursuant to this Agreement. Upon termination of this Agreement as provided herein, each party will pay all costs and expenses of its performance of and compliance with all agreements and conditions contained herein, including fees, expenses and disbursements of its own accountants and lawyers.

Section 11.     Post-Closing Obligations.
----------      ------------------------

     A. Further Actions. At any time and from time to time after the Closing Date, each party shall, upon request of another party, execute, acknowledge and deliver all such further and other assurances and documents, and will take such action consistent with the terms of this Agreement, as may be reasonably requested to carry out the transactions contemplated herein and to permit each party to enjoy its rights and benefits hereunder. If requested by Buyer, Seller further agrees to prosecute or otherwise enforce in its own name for the benefit of Buyer, any claim, right or benefit transferred by this Agreement that may require prosecution or enforcement in Seller's name. Any prosecution or enforcement of claims, rights, or benefits under this provision shall be solely at Buyer's expense, unless the prosecution or enforcement is made necessary by a breach of this Agreement on the part of Seller.

     B. Director and Officers. Seller shall remain the sole director of the Company and have absolute authority to elect officers until such time as the Note has been paid in full and the Security Interest granted Seller has been fully satisfied and released. After the Note has been paid in full, Buyer may elect additional directors of the Company.

     C. Company Operations. So long as the Security Interest of Seller remains in effect there shall be no intercompany transfer of assets, liabilities or other obligations without the express written consent of the Board of the Company. There shall be no assessment of the Buyer's corporate overhead or other expenses against the Company during such period. Further, the Company's bonding, customer deposits

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

          and loan agreements impose fiduciary obligations on the Company to maintain adequate cash and other working capital to meet the obligations of the Company. Buyer will respect these fiduciary obligations and not seek to transfer cash and other liquid assets out of the Company to the extent that these obligations are breached or the working capital needs of the Company are impaired.

     D. Buyer Default On Notes. In the event the Buyer is unable to make timely payment on the Promissory Notes issued hereunder, the Seller shall have the option to declare the Buyer in default, retain the Down Payment, retain the stock issued by Buyer, retain all earnings accrued from date of Close to the retransfer of stock and receive back from Buyer the shares of the Company signed over to the Buyer at Closing.

Section 12.     Integration.
----------      -----------

     The parties acknowledge and agree that all agreements, documents, obligations and transactions contemplated by this Agreement shall be integrated. Accordingly, if there should be a material default, non-performance or breach of any of said agreements, documents, obligations or transactions, which continues after notice thereof and the expiration of any cure period, the same shall constitute a material breach of all such agreements, documents, obligations and transactions entitling the aggrieved party to pursue any or all available remedies at law or in equity.

Section 13.     Indemnification.
----------      ---------------

     A. Indemnification by Seller. Seller shall indemnify and hold Buyer harmless at all times from and after the date of this Agreement against and in respect of all damages, losses, costs and expenses (including reasonable attorneys' fees) which Buyer may suffer or incur in connection with the operation of the Company by Seller prior to Closing or the breach by Seller of this Agreement or any representation, warranty or covenant contained herein.

     B. Indemnification by Buyer. Buyer shall indemnify and hold Seller harmless at all times from and after the date of this Agreement against and in respect of all losses, damages, costs and expenses (including reasonable attorneys' fees) which Seller may suffer or incur in connection with the operation of the Company by Buyer following Closing or the breach by Buyer of this Agreement or any representation, warranty or covenant contained herein.

     C. Scope. All indemnity provisions in this Agreement are intended only to benefit the specified party and shall not confer any rights upon any third party.

Section 14.     Expenses.
----------      --------

     Except as otherwise provided herein, each party hereto shall bear and pay for the costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereby, including, without limitation, all fees and disbursements of attorneys, accountants and financial consultants incurred through the Closing Date.

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

Section 15.     Publicity.
----------      ---------

     Seller and Buyer each represent and warrant that they will make no announcement prior to Closing to public officials or the press in any way relating to the transaction described herein without the prior written consent of all parties, except for applications and other contacts necessary to satisfy the terms of this Agreement. Further, the parties agree to take no steps to beyond the obligations of securities filings to publicize the transaction and change of ownership until after the Buyer has paid the Promissory Note in full. The Company's employees, banker, bonding company and any other party for whom failure to give notice of the transaction would create a breach of an existing obligation may be notified of the change,

Section 16.     Knowledge.
----------      ---------

     Knowledge, as used in this Agreement or the instruments, certificates or other documents required under this Agreement, means actual knowledge of a fact or constructive knowledge if a reasonably prudent person in a like position would have known, or should have known, the fact.

Section 17.     Cost of Litigation.
----------      ------------------

     In the event that any party hereto is involved in litigation with any other party to enforce the provisions hereof, the prevailing party in any such litigation shall be reimbursed for its costs incurred therein, including reasonable attorney fees, by the other party.

Section 18.     Offset.
----------      ------

     Each party shall have the right to offset all obligations under this Agreement and the other agreements described herein against all obligations of the other parties under this Agreement and the other agreements described herein.

Section 19.     Plan of Acquisition.
----------      -------------------

     A. Reorganization and Acquisition. Buyer and the Company shall be reorganized, such that Buyer shall acquire all the capital stock of the Company with all of its current assets, liabilities and businesses, and the Company shall become a wholly owned subsidiary of Buyer.

     B. Surviving Corporations. Both Buyer and the Company shall survive the reorganization herein contemplated and shall continue to be governed by the laws of their respective jurisdictions. The resulting parent corporation is the entity responsible for the rights of dissenting shareholders.

     C. Surviving Articles of Incorporation. The Articles of Incorporation of both Buyer and the Company shall remain in full force and effect, unchanged.

     D. Surviving Bylaws. The Bylaws of both Buyer and the Company shall remain in full force and effect, unchanged.

     E. Tax-Free Exchange. The parties agree that the transfer of the Company's shares from Seller to Buyer and the issuance of the Buyer's shares to Seller contemplated by this transaction shall be treated as a "tax-free" transaction under Section 351 of the Internal Revenue Code.

Section 20.     Notices.
----------      -------

     Any notice required to be given hereunder or otherwise by law, shall be in writing and be sent by United States certified or registered mail, postage prepaid and deposited in a United States post office or branch thereof, and addressed to the party intended at its address set forth below or such other address as it may designate by notice given. Such notice shall be effective upon the date of deposit into the mail as herein provided.

SELLER:  Larry W. Karkela           COPY TO:Peter L. St.Peter
         4004 Lawndale Avenue N.            St.Peter Law Offices, P.A
         Plymouth, MN  55446                1901 Timberline Spur, Suite 100
                                            Minnetonka, MN  55305
                                            Fax: (952) 546-8125

BUYER:   Heartland, Inc.            COPY TO:
         Suite # 180
         3300 Fernbrook Lane
         Plymouth, Minnesota

Section 21.     Entire Agreement; Modification; Waivers.
----------      ---------------------------------------

     This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supercedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations or agreements among the parties in connection with the subject matter hereof, except as set forth or referred to herein. No supplement, modification or waiver or termination of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

Section 22.     Headings.
----------      --------

     Section and subsection headings are not to be considered part of this Agreement and are included solely for convenience and not intended to be full or accurate descriptions of the content thereof.

Section 23.     Successors and Assigns.
----------      ----------------------

     Except as otherwise provided for herein, no party may assign this Agreement without the consent of all other parties. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, successors and assigns.

Section 24.     Governing Law.
----------      -------------

     The parties hereby agree that this Agreement has been executed in the State of Minnesota and shall be governed by the laws of said state.

Section 25.     Parties in Interest.
----------      -------------------

     Nothing in this Agreement is intended to confer upon any person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement, nor is anything in this Agreement intended to relieve or discharge the liability of any other party, nor shall any provisions hereof give any entity any right of subrogation against or action against any party to this Agreement.

Section 26.     Survival of Representations and Warranties.
----------      ------------------------------------------

     All representations and warranties made pursuant to this Agreement and all agreements made by the parties pursuant to this Agreement shall survive the consummation of the transaction or transactions contemplated by this Agreement and by investigations made by or on behalf of any of the parties.

Section 27.     Tax Free Exchange.
----------      -----------------

     The Parties agree to structure the transaction as a tax free transaction under the provisions of Section 351 of the Internal Revenue Code and will take all reasonable measures to structure, perform and report this transaction as such.

Section 28.     Company Name.
----------      ------------

     In the event the Buyer changes the name of the Company or reorganizes it in a merger and ceases to actively use the Company name, Karkela Construction, Inc. for a continuous period of six (6) or more months, the name shall automatically revert to the Seller upon such occurrence.

Section 29.     Stock Registration.
----------      ------------------

     Buyer agrees to complete registration of any and all stock issued to Seller either by means of a piggy-back registration or other supplementary registration on or before June 30, 2005. In the event Buyer does not complete such registration of the stock issued to Seller hereunder, Seller shall have to option to have such stock redeemed by Buyer on the anniversary date of this Agreement by giving written notice to the Buyer of its default on this Registration Obligation. Such notice must be given on or before July 15, 2005. As security for Buyer's performance of such obligation, all cash raised by the issuance of equity obligations issued by Buyer after June 30, 2005 to the extent necessary to redeem Sellers' stock at a value of at least One Million Five Hundred Thousand Dollars ($1,500,000.00) shall be escrowed and held until the Anniversary date of this Agreement and then disbursed to Seller in redemption of his unregistered stock.

Section 30.     Broker's or Finder's Fees.
----------      -------------------------

     All broker's or finder's fees due to any party regarding this transaction will be paid by the party who incurred the obligation.

Section 31.     Right of First Refusal.
----------      ----------------------

     In the event Buyer has a legitimate written offer to purchase the Company after it has been fully integrated into the Buyer, the Seller shall have a right of first refusal to match the terms and conditions of the offer. Buyer must provide to Seller all documents and information provided to the purported Offeror. Seller shall have thirty (30) days following receipt of all such information and the written offer to respond in writing with Seller's decision to exercise the Right of First Refusal.

Section 32.     Counterparts.
----------      ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     THE PARTIES, by the execution hereof, state that this Agreement has been read, that the parties hereto agree to each and every provision hereof, and hereby acknowledge receipt of a copy of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

SELLER:                                  BUYER:
                                         HEARTLAND, INC., a Maryland corporation


/s/ Larry W. Karkela                     By:  /s/ Trent Sommerville
------------------------------              ------------------------------------
Larry W. Karkela                             Trent Sommerville
                                             Chairman of Heartland Inc.


STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )

     The foregoing instrument was acknowledged before me this December 31, 2004 by Larry W. Karkela.

                                             /s/ Peter L. St. Peter
                                            ------------------------------------
                                            Signature of Notary Public

STATE OF _____________ )
                       ) ss.
COUNTY OF ____________ )

     The foregoing  instrument was acknowledged before me this December 31, 2004
by   ________________________   acting  in  his  capacity  as  _____________  of
Heartland, Inc.



                                             -----------------------------------
                                             Signature of Notary Public

                          Pledge and Security Agreement

     PLEDGE AND SECURITY AGREEMENT ("Agreement"), December 31, 2004, between Heartland, Inc., a corporation organized and existing under the laws of the State of Maryland having its principal place of business at 3300 Fernbrook Lane, Suite 180, Plymouth, MN (the "Pledgor"), Larry W. Karkela, an individual residing at 4004 Lawndale Avenue N., Plymouth, MN 55446 (the "Secured Party").

     WHEREAS, Karkela Construction, Inc., a corporation organized and existing under the laws of the State of MN having an office at 3280 Gorham Avenue S., St.Louis Park, MN 55426 (the "Company"), Pledgor and Secured Party are parties to a certain Purchase and Stock Purchase Agreement of even date herewith (the "Stock Purchase Agreement") which Stock Purchase Agreement provides for the sale of certain shares of the stock of the Company by Secured Party to Pledgor; and

     WHEREAS, Pledgor is acquiring 100% of the stock of the Company ("Pledged Securities") and will directly benefit from the transactions described herein and in the Stock Purchase Agreement.

     NOW THEREFORE, in consideration of the entering into the Stock Purchase Agreement and the making of the obligations evidenced by the Covenant the parties hereto as follows:

     1. As collateral security for the full and timely payment, performance and observance of all of the Obligations (as hereinafter defined), the Pledgor hereby deposits, hypothecates, pledges, transfers and delivers to the Secured Party all the Pledged Securities, in form transferable for delivery, and grants to the Secured Party a security interest in, the shares of stock and interest and the certificates pursuant to the terms of the Stock Purchase Agreement executed by the parties December 31, 2004.). Pledgor hereby grants to Secured Party a security interest in and to the Shares represented by the Pledged Securities and the proceeds of same, as security for the payment and performance of all obligations, liabilities and indebtedness of the Company arising under or pursuant to the Stock Purchase Agreement. By executing this Agreement, the Secured Party acknowledges the existence of such security interest.

               "Obligations" shall mean the obligations of the Company to the Secured Party evidenced by the Stock Purchase Agreement and secured by this Agreement.

     2.   (a)  Based  on  the Secured Party's  representations   and  warranties
               to Pledgor contained in the Stock Purchase Agreement, the Pledgor represents and warrants that the Pledged Securities are, and will be on deposit hereunder, duly and validly issued and duly and validly pledged with the Secured Party in accordance with law.
               Pledgor hereby agrees to defend the Secured Party's right, title, lien and security interest in and to the Pledged Securities against the claims and demands of all persons whomsoever. The
               Pledgor also represents and warrants to the Secured Party that Pledgor has, and will have on deposit hereunder, good title to all of the Pledged Securities, free and clear of all claims, rights to purchase or redeem, requirements to sell or otherwise transfer, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever, and that no consent or approval of any governmental or regulatory authority, or of any securities exchange, or any other person was or is necessary to the validity of this pledge which has not been obtained.

          (b) The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Pledged Securities or any interest therein, except for the pledge thereof provided for in this Agreement.

          (c) The Pledgor, without the prior written consent of the Secured Party, will not cause the Company to merge or consolidate with any third party or sell all or substantially all of the Company's assets.

     3. (a) In the Event of Default or in the event of a right of sale by Secured Party pursuant to Paragraph 7 hereof, the Secured Party shall cause all or any of the Pledged Securities to be transferred to or registered in the Secured Party's name or the name of its nominee or nominees. Any remedies available to the Secured Party upon the occurrence of an Event of Default shall be deemed to be available only after the expiration of any applicable notice and cure period.

          (b) If the amounts due under the Stock Purchase Agreement shall be paid in full, the Secured Party shall deliver written notice to that effect to the Secured Party. Upon receipt of such notice, the Secured Party shall immediately release the Pledged Securities from the escrow and deliver them to Pledgor, at which time the escrow shall terminate.

     4. So long as there shall exist no event of default under this Agreement or the Stock Purchase Agreement ("Event of Default") or condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, an Event of Default, the Pledgor shall be entitled to exercise, as Pledgor shall think fit, but in a manner in the reasonable judgment of the Secured Party not inconsistent with the terms hereof or with the terms of the Stock Purchase Agreement, the voting power with respect to the Pledged Securities, and for that purpose the Secured Party shall (if the Pledged Securities shall be registered in the name of the Secured Party or its nominee) execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by the Pledgor and shall be specified in a written request therefor of its President or a Vice President, to enable Pledgor to exercise such voting power with respect to the Pledged Securities.

     5. In case, upon the dissolution or liquidation (in whole or in part) of the Company, any sum be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, such sum shall be paid over to the Secured Party, to be held by the Secured Party as substitute collateral hereunder. In case any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation, the shares, obligations or other property so distributed shall be delivered to the Secured Party, to be held by it as additional collateral hereunder, and all of the same (other than cash) shall constitute Pledged Securities for all purposes hereof.

     6. So long as there shall exist an Event of Default or a condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, an Event of Default, the Secured Party shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all dividends at any time and from time to time declared or paid upon any of the Pledged Securities.

     7. If an Event of Default shall occur, the Secured Party without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange or broker's board on which the Pledged Securities or any of them may be listed, or broker's board or at public or private sale, for cash or for future delivery.

     8.   Intentionally Blank

     9. The remedies provided herein in favor of the Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Secured Party existing at law (whether under the Uniform Commercial Code or otherwise) or in equity or under any other agreement or instrument.

     10. If an Event of Default has occurred and is continuing, the Secured Party shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.

     11. The Secured Party shall have no duty as to the collection or protection of the Pledged Securities or any income thereon or as to the preservation of any rights pertaining thereto (including without limitation rights against third parties), beyond the safe custody of any thereof actually in its possession.

     12. Upon the happening of an Event of Default, the Pledgor hereby appoints the Secured Party as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Secured Party shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.

     13. No delay on the part of the Secured Party or of any other obligee with respect to the Obligations in exercising any of its options, owners or rights, or partial or single exercise thereof, shall constitute a waiver thereof.

     14. Upon payment in full or satisfaction of all Obligations the Pledgor shall be entitled to the return of all of the Pledged Securities and of all other property and cash which have not been used or applied toward the payment of such Obligations and this Pledge and Security Agreement shall be released and discharged. The assignment by the Secured Party to the Pledgor of such Pledged Securities and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse. Notwithstanding the foregoing, the Secured Party shall have the right to continue to hold the Pledged Securities as security for any Obligations arising by reason of the avoidance of any prior payment of Obligations by reason of any fraudulent conveyance, preference or similar provision of applicable law during any period during which any such payment may be subject to avoidance as aforesaid, and this Agreement shall remain in full force and effect during such period.

     15. Any notice or demand upon the Pledgor shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if hand delivered, to the Pledgor at the address specified above, or at such other address as the Pledgor may theretofore have designated in writing and given in like manner to the Secured Party.

     16. This Agreement shall be immediately effective as an instrument under seal. The rights and obligations of the Secured Party and the Pledgor hereunder shall be construed in accordance with and governed by the laws of the State of Minnesota applicable to contracts executed and to be performed therein, cannot be changed orally and shall bind and inure to the benefit of the Pledgor and the Secured Party and their respective successors, heirs, representatives and assigns (including, without limitation, all subsequent obligees with respect to the Obligations). Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice-versa.

     17. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     18. The Pledgor will do all such acts, and will furnish to the Secured Party all such financing statements, certificates, legal opinions and other documents and will obtain all such governmental consents and corporate approvals and will do or cause to be done all such other things as the Secured Party may reasonably request from time to time in order to give full effect to this Agreement and to secure the rights of the Secured Party hereunder.

     19. Each party irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Minnesota, over any action or proceeding arising out of or relating to this Agreement and agrees that all claims in any such action or proceeding may be heard and determined in any such court.

     20. The Pledgor represents and warrants to the Secured Party that (i) the execution and delivery of this Agreement and pledging of the Pledged Securities do not require any consents or approvals by any person or contravene any law or any rule or regulation thereunder or any judgment, decree or order of any tribunal or of any agreement or instrument to which the Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or constitute a default thereunder and (ii) this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against Pledgor in accordance with its terms.

     21. (a) The Secured Party shall not be responsible for the genuineness of any certificate or signature and may rely conclusively upon and shall be protected when acting upon any notice, affidavit, request, consent, instruction, check, or other instrument believed by it in good faith to be genuine or to be signed or presented by the proper person, duly authorized. The
               Secured Party shall have no responsibility except for the performance of its express duties hereunder and no additional duties shall be inferred herefrom or implied hereby. The Secured Party shall not be responsible or liable for any act or omission on its part in performing its duties as Secured Party under this agreement unless such act or omission constitutes bad faith, gross negligence, or fraud.

          (b) The Secured Party shall not be required to institute or defend any act involving any matter referred to herein or which affects it or its duties or liabilities hereunder unless required to do so by any party to this Agreement and then only upon receiving full indemnity, in character satisfactory to the Secured Party, against all claims, liabilities, and expenses in relation thereto. In the event of any dispute among the parties with respect to the Secured Party or its duties, (i) the Secured Party may act or refrain from acting in respect of any matter referred to herein in full reliance upon and by and with the advice of its counsel and shall be fully protected in so acting or in refraining from acting upon the advice of such counsel, or (ii) the Secured Party may refrain from acting until required to do so by an order of a Court of competent jurisdiction.

     IN WITNESS WHEREOF, the Pledgor and the Secured Party have caused this Agreement to be duly executed and delivered as of the day and year first above written.


PLEDGOR:  Heartland, Inc.                   SECURED PARTY: Larry W. Karkela


By: /s/ Trent Sommerville                    /s/Larry W. Karkela
   -----------------------                  --------------------------------
   Trent Sommerville                        Larry W. Karkela
   Chairman of the Board of
   Heartland Inc.


Print Name________________________


STATE OF _____________)
                      ) ss.
COUNTY OF ____________)

     The foregoing  instrument was acknowledged before me this December 31, 2004
by   ________________________   acting  in  his  capacity  as  _____________  of
Heartland, Inc.


                                                      --------------------------
                                                      Signature of Notary Public

STATE OF MINNESOTA )
                   ) ss.
COUNTY OF HENNEPIN )
     The foregoing instrument was acknowledged before me this December 31, 2004 by Larry W. Karkela.


                                                      /s/ Peter L. St. Peter
                                                      --------------------------
                                                      Signature of Notary Public

                                   SCHEDULE A


Certificate No.                     Owner                       Number of Shares

     1           Larry W. Karkela signed over to Heartland, Inc.       1,000